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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      February 26, 2002 (February 26, 2002)
                     --------------------------------------
                Date of report (Date of earliest event reported)

                               Hexcel Corporation
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware               1-8472                     94-1109521
--------------------------------------------------------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
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              (Registrant's telephone number, including area code)


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS.

We have decided to make available to investors and financial analysts an amortization schedule of the principal payments of our indebtedness, including capital lease obligations, due each year through 2006 and in the aggregate after 2006. In order to comply with Regulation FD, we are filing the amortization schedule as Exhibit 99.1 to this Current Report.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Debt Amortization Schedule.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEXCEL CORPORATION
Date:  February 26, 2002

                                              /s/ Stephen C. Forsyth
                                              ----------------------------------
                                                  Stephen C. Forsyth
                                                  Executive Vice President and
                                                    Chief Financial Officer


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                                  Exhibit Index
                                  -------------

EXHIBIT NO.                Description

99.1     Debt Amortization Schedule.
























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